UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices, Zip Code)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

Paycheck Protection Program (“PPP”) Loan

On April 10, 2020, Pro-Dex, Inc. (the “Company”) entered into a Paycheck Protection Program Loan (the “PPP Loan”) sponsored by the Small Business Administration (“SBA”) through Minnesota Bank & Trust, a Minnesota state banking corporation (“MBT”), dated effective April 7, 2020, providing for $1,360,100 in proceeds, which amount was funded to the Company on April 10, 2020. The PPP Loan was made pursuant to the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”).

On April 10, 2020, the Company and MBT entered into a Promissory Note dated effective April 7, 2020, which provides for 18 monthly payments of principal and interest in the total amount of $76,542 commencing on November 7, 2020 at interest at a rate of 1% per annum. The PPP Loan is unsecured and the SBA program allows for all or part of the PPP Loan to be forgiven.  Whether forgiveness will be granted and in what amount is subject to an application to, and approval by, the SBA and may also be subject to further requirements in any regulations and guidelines the SBA may adopt.  The Promissory Note contains events of default and other provisions customary for a loan of this type.

A copy of the Promissory Note is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The above descriptions are qualified by reference to the complete text of the Promissory Note, provided that any representations and warranties contained in the Promissory Note are not intended for investors and the public to obtain factual information about the Company.  Rather, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item  9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Promissory Note, dated April 7, 2020, by and between Minnesota Bank & Trust and Pro-Dex, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Promissory Note, dated April 7, 2020, by and between Minnesota Bank & Trust and Pro-Dex, Inc.